EXHIBIT 32.2

CFO CERTIFICATION

PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Advantage Oil & Gas Ltd. (“Advantage”) on Form 40-F for the fiscal year ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Blackwood, Vice President Finance and Chief Financial Officer of Advantage, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Advantage.

Date: March 25, 2015	/s/ Craig Blackwood
Craig Blackwood
Vice President Finance and Chief Financial Officer